UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

22 West Washington Street
Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

(312) 696-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	MORN	The Nasdaq Stock Market LLC

Item 5.07. Submission of Matters to a Vote of Security Holders.

Morningstar held its Annual Shareholders’ Meeting on May 13, 2022, for the purpose of electing directors, providing an advisory vote on Morningstar’s executive compensation, and ratifying the appointment of KPMG LLP (KPMG) as Morningstar’s independent registered public accounting firm for 2022.

Each of the nominees for director, as listed in the proxy statement, was elected with the number of votes set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non- Votes
Joe Mansueto	32,857,397	367,062	29,357	923,394
Kunal Kapoor	33,045,152	198,574	10,090	923,394
Robin Diamonte	26,352,609	6,852,256	48,951	923,394
Cheryl Francis	25,376,211	7,869,228	8,377	923,394
Steve Joynt	33,001,535	243,889	8,392	923,394
Steve Kaplan	32,716,360	529,621	7,835	923,394
Gail Landis	26,385,491	6,859,997	8,328	923,394
Bill Lyons	31,462,508	1,782,886	8,422	923,394
Doniel Sutton	26,336,003	6,865,325	52,488	923,394
Caroline Tsay	26,351,760	6,893,655	8,401	923,394

Morningstar’s executive compensation was approved, on an advisory basis, with the voting as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
32,732,639	507,847	13,330	923,394

The appointment of KPMG as Morningstar’s independent registered public accounting firm for 2022 was ratified with the voting as follows:

Votes For	Votes Against	Abstentions
33,894,817	179,381	103,012

Item 8.01	Other Events.

On May 13, 2022, Morningstar issued a press release announcing that its Board of Directors has approved a quarterly cash dividend of 36 cents per share payable July 29, 2022 to shareholders of record as of July 1, 2022. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Include the following information:

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 13, 2022 regarding quarterly dividend.
104	The Cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: May 16, 2022	By:	/s/ Jason Dubinsky
Jason Dubinsky
Chief Financial Officer

3